Short-term Debt (Tables)	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Schedule of Short-Term Debt

As at	December 31, 2020	December 31, 2019
Commercial paper (a)	$236	$389
Project financing	20	71
	$256	$460
(a)Washington Gas use short-term debt in the form of commercial paper or unsecured short-term bank loans to fund seasonal cash requirements. Revolving committed credit facilities are maintained in an amount equal to or greater than the expected maximum commercial paper position.